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                                                                      EXHIBIT 21

                          HCC INSURANCE HOLDINGS, INC.
                                  SUBSIDIARIES


                                                                                      STATE OR COUNTRY OF
      NAME                                                                               INCORPORATION
--------------------------------------------------------------------                  --------------------
 1.   5308 Acquisition Co., LLC                                                       Delaware
 2.   American Contractors Indemnity Company                                          California
 3.   ASU International, Inc.                                                         Massachusetts
 4.   ASU International Limited                                                       United Kingdom
 5.   Avemco Corporation                                                              Delaware
 6.   Avemco Insurance Company                                                        Maryland
 7.   Avemco Services, Inc.                                                           Maryland
 8.   Aviation & Marine Premium Acceptance Corporation                                Texas
 9.   Centris Insurance Company                                                       Indiana
10.   Centris Underwriting Agencies, Inc.                                             Indiana
11.   Continental Underwriters Ltd.                                                   Louisiana
12.   Covenant Claims Service, LLC                                                    Louisiana
13.   Covenant Underwriters, Ltd.                                                     Louisiana
14.   Dickson Manchester & Company, Limited                                           United Kingdom
15.   Eagles Aerobatic Flight Team, Inc.                                              Wisconsin
16.   Eastern Aviation & Marine Underwriters, Inc.                                    Maryland
17.   Euro Sports Underwriters Limited                                                United Kingdom
18.   Great American Industries, Inc.                                                 Louisiana
19.   HCC Acquisition Sub, Inc.                                                       New York
20.   HCC Acquisitions (U.K.) Ltd.                                                    United Kingdom
21.   HCC Administrators, Inc.                                                        Illinois
22.   HCC Aviation Insurance Group, Inc.                                              Texas
23.   HCC Aviation, LLC                                                               Delaware
24.   HCC Aviation, Ltd.                                                              Texas
25.   HCC Benefits Corporation                                                        Delaware
26.   HCC Diversified Financial Products Limited                                      United Kingdom
27.   HCC Employee Benefits, Inc.                                                     Delaware
28.   HCC Employer Services, Inc.                                                     Alabama
29.   HCC Employer Services, Inc.                                                     Illinois
30.   HCC Global Financial Products, LLC                                              Delaware
31.   HCC Global Financial Products of Alabama, LLC                                   Alabama
32.   HCC Global Financial Products of Texas, LLC                                     Texas
33.   HCC Global Financial Products, SL, Unipersonal, a Spanish Sociedad Limitada     Spain
34.   HCC Intermediate Holdings, Inc.                                                 Delaware
35.   HCC Life Insurance Company                                                      Indiana
36.   HCC Properties, LLC                                                             Delaware
37.   HCC Reinsurance Company Limited                                                 Bermuda
38.   HCC Risk Management Corporation                                                 Texas
39.   HCC Risk Management, Inc.                                                       Indiana
40.   HCC Service Company, Ltd.                                                       Texas
41.   HCC Service Delaware, LLC                                                       Delaware
42.   HCC Specialty Holdings (No. 1) Limited                                          United Kingdom
43.   HCC Specialty Holdings (No. 2) Limited                                          United Kingdom
44.   HCC Specialty Insurance Company                                                 Oklahoma
45.   HCC Specialty Insurance Holdings Ltd.                                           United Kingdom

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
                                                                                      STATE OR COUNTRY OF
      NAME                                                                               INCORPORATION
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
46.   HCC Strategic Investments, LLC                                                  Delaware
47.   HCC Trustees Limited                                                            United Kingdom
48.   HCC Underwriters, A Texas Corporation                                           Texas
49.   HCCS Corporation                                                                Delaware
50.   Houston Casualty Company                                                        Texas
51.   Houston Casualty Company Europe, Seguros y Reaseguros, S.A                      Spain
52.   Intellicare, Inc.                                                               Alabama
53.   Interra, Inc.                                                                   Indiana
54.   Interra Reinsurance Group, Inc.                                                 Indiana
55.   LDG Insurance Agency Incorporated                                               Massachusetts
56.   LDG Re (London) Ltd.                                                            United Kingdom
57.   LDG Re Worldwide Limited                                                        Delaware
58.   LDG Re Worldwide Limited                                                        United Kingdom
59.   LDG Reinsurance Corporation                                                     Massachusetts
60.   Loss Management, Inc.                                                           Delaware
61.   Loss Management Services, Inc.                                                  Maryland
62.   MAG Acquisition Sub, Inc.                                                       Delaware
63.   Manchester Dickson Holdings, Limited                                            United Kingdom
64.   Marshall Adjusting Corp.                                                        New York
65.   Marshall Rattner, Inc.                                                          New York
66.   Merger Sub, Inc.                                                                Texas
67.   National Insurance Underwriters                                                 Arkansas
68.   PEPYS Holdings Limited                                                          United Kingdom
69.   PEPYS Management Services Limited                                               United Kingdom
70.   Premier Risk Services Limited                                                   United Kingdom
71.   Professional Indemnity Agency, Inc.                                             New Jersey
72.   Professional Indemnity Agency, Inc. of N.Y                                      New York
73.   Profind Insurance Services Limited                                              United Kingdom
74.   Rattner Mackenzie (Bermuda) Ltd.                                                Bermuda
75.   Rattner Mackenzie Limited                                                       United Kingdom
76.   Rattner Mackenzie Insurance Services (Guernsey) Ltd.                            Guernsey
77.   Rattner Mackenzie Limited (RML) (Exempted) Co.                                  Jordan
78.   Rattner Mackenzie Limited (North America), Inc.                                 New York
79.   Rockwood Acquisition Corporation                                                Delaware
80.   SBS Insurance Holdings, A Texas Corporation                                     Texas
81.   Select Benefits, Inc.                                                           Indiana
82.   Signal Aviation Insurance Services, Inc.                                        Nevada
83.   Specialty Reinsurance Intermediaries, Inc.                                      Massachusetts
84.   Specialty Insurance Underwriters, Inc.                                          Missouri
85.   Specialty Surety & Insurance Services, LLC                                      California
86.   Surety Associates Holding Co., Inc.                                             New Mexico
87.   The Centris Group, Inc.                                                         Delaware
88.   The Schanen Consulting Group, LLC                                               Georgia
89.   The Wheatley Group, Ltd.                                                        New York
90.   TMD Rattner, L.L.C                                                              New York
91.   TTR, LLC                                                                        New York
92.   U.S. Specialty Insurance Company                                                Texas
93.   US Holdings, Inc.                                                               Delaware
94.   USBenefits Insurance Services, Inc.                                             California
95.   VASA Brougher, Inc.                                                             Indiana
96.   VASA Insurance Group, Inc.                                                      Indiana
97.   VASA North America, Inc.                                                        Indiana